Fair Value Measurements	12 Months Ended
Dec. 31, 2014
Fair Value Measurements
Fair Value Measurements

14. Fair Value Measurements

In determining fair value, a three level hierarchy is established for inputs used in measuring fair value as follows: Level 1 inputs are quoted prices in active markets for identical assets or liabilities; Level 2 inputs are observable for the asset or liability, either directly or indirectly, including quoted prices in active markets for similar assets or liabilities; and Level 3 inputs are unobservable and reflect significant assumptions.

Recurring Fair Value Measurements

The Company did not have any assets or liabilities that were measured at fair value on a recurring basis as of December 31, 2013 and 2014.

Nonrecurring Fair Value Measurements

The following table displays assets and liabilities that were measured at fair value on a non-recurring basis after initial recognition.

	Year ended December 31, 2013
Description	Total	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total Losses
Property and Equipment	111,587			111,587	8,594

	Year ended December 31, 2014
Description	Total	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total Losses
Property and Equipment	105,451			105,451	7,864
Goodwill	5,139			5,139	424

During the years ended December 31, 2013 and 2014, property and equipment with a carrying amount of RMB120,181 and RMB113,315 were written down to their fair value of RMB111,587 and RMB105,451, respectively, resulting in an impairment charge of RMB8,594 and RMB7,864, respectively. At the end of each quarter, the Company would perform impairment analysis when an indicator of has occurred for specified assets.  Assets not determined to be recoverable, are written down to their fair value. The fair value is estimated using a discounted cash flow model under the income approach. The discounted cash flow method involves forecasting the future cash flows and then discounting them back to a present value at an appropriate discount rate. The discount rate is estimated based on a weighted average cost of capital method, which measures a Company’s cost of debt and equity financing weighted by the percentage of debt and equity in a Company’s target capital structure as determined through reference to the identified guideline companies. The cost of equity was derived from the capital asset pricing model and the cost of debt was benchmarked to the People’s Bank of China’s long term borrowing rate in China.

The Company recorded goodwill impairment charges of nil and RMB424 ($0.1 million) for the years ended December 31, 2013 and 2014, respectively. Goodwill is tested for impairment annually or more frequently if events or changes in circumstances indicate that it might be impaired. The Group identifies each restaurant as a reporting unit for purpose of goodwill impairment qualitative analysis and completes a two-step goodwill impairment test. The fair value is estimated using a discounted cash flow model under the income approach. The discount rate used is the same as the one used in property and equipment impairment analysis. The goodwill impairment charge was due to the closure of one restaurant in the first quarter of 2014.